UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 3, 2010
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission  solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On May 3, 2010, Nicor Inc. conducted a conference call to discuss its financial results for the quarter ended March 31, 2010.  A copy of the presentation script is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number          Description of Document

      99.01            Script of Nicor Inc. conference call presentation on May 3, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                                                              Nicor Inc.

Date              May 3, 2010                                                                                                                                  /s/ KAREN K. PEPPING
                  Karen K. Pepping
                                                                                                                                                                              Vice President and Controller
                                                                                                                                                                              (Principal Accounting Officer and
                                      Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description of Document

99.01	Script of Nicor Inc. conference call presentation on May 3, 2010.